Exhibit 99

PlanVista Corporation

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350

CERTIFICATION OF PERIODIC REPORT

I, Phillip S. Dingle, Chief Executive Officer of PlanVista Corporation (the “Company”), and I, Donald W. Schmeling, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)       The Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 14, 2003	/s/ PHILLIP S. DINGLE

Phillip S. Dingle Chief Executive Officer

Dated: May 15, 2003	/s/ DONALD W. SCHMELING

Donald W. Schmeling Chief Financial Officer